UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2007
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IMPSAT Fiber Networks, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-29085	52-1910372
____________________________ (State or other jurisdiction of incorporation)	_____________ (Commission File Number)	__________________ (IRS Employer Identification No.)

Elvira Rawson de Dellepiane 150
Piso 8, C1107BCA
Buenos Aires, Argentina
(Address of principal executive offices)

Registrant’s telephone number, including area code: (5411) 5170-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

In connection with the pending merger of IMPSAT Fiber Networks, Inc. (the “Company”) and an indirect wholly-owned subsidiary of Global Crossing Limited (“Global Crossing”), an indirect wholly-owned subsidiary of Global Crossing is conducting an offering of senior notes pursuant to Rule 144A and Regulation S under the Securities Act of 1933.

As part of the offering materials prepared in connection with this private offering, Global Crossing is using an offering circular that includes information relating to the Company. The offering circular includes information relating to risk factors and certain legal and administrative proceedings involving the Company. Copies of the risk factors and the information relating to these legal and administrative proceedings are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties concerning Global Crossing’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the reaction of customers of the Company to the transaction, general economic or political conditions and adverse litigation results. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Copies of these filings may also be obtained by accessing the Company’s website (www.impsat.com) or the SEC’s website (www.sec.gov). The Company does not undertake any obligation to update any of the forward-looking statements after the date of this written communication to conform to actual results.

The Company intends that all forward-looking statements made will be subject to safe harbor protection of the federal securities laws pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The following is furnished as an Exhibit to this report:

99.1  Risk Factors.
99.2  Description of Certain Legal and Administrative Proceedings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPSAT Fiber Networks, Inc.

Date: January 26, 2006	By:	/s/ Hector Alonso
Name: Hector Alonso
Title: Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description
99.1                   Risk Factors.

99.2                   Description of Certain Legal and Administrative Proceedings.